Income Taxes (Details) - USD ($)	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Income Taxes (Details)
Loss before income taxes	$ (168,208)	$ (187,052)	$ (211,683)
Tax recovery based on statutory rate of 27.0% (2021: 27.0%, 2020: 27.0%)	(45,000)	(51,000)	(57,000)
Permanent differences	2,000	0	(7,000)
Loss before income taxes net	(43,000)	(51,000)	(64,000)
Changes in unrecognized deferred tax assets	43,000	51,000	64,000
Total income tax expense	$ 0	$ 0	$ 0